OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Supplement dated May 17, 2018 to the

Prospectus dated June 29, 2017

This supplement amends the Prospectus of Oppenheimer International Diversified Fund (the “Fund”), and is in addition to any other supplement(s).

Effective June 1, 2018:

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	None	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.04%
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.55%	1.05%	0.89%
Fee Waiver and/or Expense Reimbursement[2]	None	None	None	None	(0.06)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	2.05%	2.05%	1.55%	0.99%	0.89%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to an annual rate of 0.99% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn prior to June 1, 2019, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,251	$2,062	$701	$966	$1,251	$2,062
Class B	$710	$949	$1,314	$2,028	$210	$649	$1,114	$2,028
Class C	$310	$649	$1,114	$2,403	$210	$649	$1,114	$2,403
Class R	$159	$493	$851	$1,860	$159	$493	$851	$1,860
Class Y	$101	$330	$576	$1,284	$101	$330	$576	$1,284
Class I	$91	$285	$495	$1,101	$91	$285	$495	$1,101

3.	In the section titled “How the Fund is Managed,” the sub-section titled “Advisory Fees” is deleted in its entirety and replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Manager does not charge a management fee to the Fund.

However, the Manager collects indirect management fees from the Fund’s investments in the Underlying Funds. For the fiscal year ended April 30, 2017, the weighted indirect management fees collected from the Fund’s investment in the

Underlying Funds, as a percentage of average daily net assets of the Fund, was 0.65% for each class of shares. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that the Manager receives from the Fund as compensation for the provision of the investment advisory services.

After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) applicable dividend expense, taxes, and brokerage commissions; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.99% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn prior to June 1, 2019, unless approved by the Board.

The Fund’s annual operating expenses may vary in future years.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangements is available in the Fund’s Semi-Annual Report to shareholders for the period ended October 31, 2017.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

May 17, 2018	PS0195.010